Exhibit 10.2 [FORM OF] GLOBAL INTERCOMPANY NOTE Dated: [___], [___] FOR VALUE RECEIVED, each of the undersigned, to the extent a borrower (each, in such capacity, a “Payor”) from time to time from any Person from time to time signatory hereto (each, in such capacity, a “Payee”), hereby promises to pay on demand to such Person, in lawful money as may be agreed upon from time to time by the relevant Payor and Payee, in immediately available funds and at the appropriate office of the Payee, the aggregate unpaid principal amount of all loans and advances heretofore and hereafter made by such Payee to such Payor and any other Indebtedness now or hereafter owing by such Payor to such Payee as shown either on Schedule A attached hereto, as may be updated from time to time (and any continuation thereof), or in the books and records of such Payee. The failure to show any such Indebtedness or any error in showing such Indebtedness shall not affect the obligations of any Payor hereunder. Capitalized terms used in this note (this “Global Intercompany Note”) but not otherwise defined herein, shall have the meanings given such terms in that certain INDENTURE, dated as of June 4, 2026 (the “Issue Date”), among GOSSAMER BIO, INC., a Delaware corporation, as issuer (the “Company”), the Guarantors from time to time party thereto and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as Trustee and Collateral Agent. The unpaid principal amount hereof from time to time outstanding shall bear interest at a rate equal to the rate as may be agreed upon in writing from time to time by the relevant Payor and Payee. Interest shall be due and payable at such times as may be agreed upon from time to time by the relevant Payor and Payee. Upon demand for payment of any principal amount hereof, accrued but unpaid interest on such principal amount shall also be due and payable. Interest shall be paid in any lawful currency as may be agreed upon by the relevant Payor and Payee and in immediately available funds. Interest shall be computed as may be agreed upon by the relevant Payor and Payee. Each Payor and Payee hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights. This Global Intercompany Note has been pledged by each Payee that is a Note Party to the Collateral Agent, for the benefit of the Secured Parties, as security for such Payee’s obligations, if any, under the applicable Note Documents to which such Payee is a party. Each Payor acknowledges and agrees that after the occurrence of and during the continuation of an Event of Default, the Collateral Agent may exercise all of the rights of each Payee (if such Payee is a Note Party at such time) under this Global Intercompany Note and will not be subject to any abatement, reduction, recoupment, defense, setoff or counterclaim available to such Payor. Each Payee that is not a Note Party (an “Affected Payee”) agrees that any and all claims of such Payee against any Payor that is a Note Party (an “Affected Payor”) or any of its related endorsers of this Global Intercompany Note, or against any of their respective properties, shall be subordinate and subject in right of payment to the Notes and all other Obligations until the release, termination or discharge of the Obligations (in each case of the foregoing, other than contingent indemnification obligations as to which no claim has been asserted) has occurred (the occurrence of such release, termination or discharge, the “Discharge of Obligations”); provided that each Affected Payor may make payments to the applicable Payee so long as no Event of Default shall have occurred and be continuing. Notwithstanding any right of any Payee to ask, demand, sue for, take or receive any payment from any Payor, all rights, Liens and security interests of any Affected Payee, whether now or hereafter arising and howsoever existing, in any assets of any Affected Payor constituting part of the Collateral shall be and hereby are expressly subordinate to the rights of the Collateral Agent in such Collateral. Except as expressly permitted by the Note Documents, the Affected Payees shall have no right to possession of any Collateral of any Affected Payor or to foreclose upon, or exercise any other remedy in respect of, any such Collateral, whether by judicial action or otherwise, unless and until the Discharge of Obligations. After the occurrence of and during the continuation of an Event of Default, any payment or distribution of any kind or character, whether in cash, securities or other investment property, or otherwise, which shall be payable or deliverable upon or with respect to any indebtedness of any Payor to any Payee that is a Note Party (“Payor Indebtedness”) shall be paid or delivered directly to the Collateral Agent for application in accordance with the Indenture until the Discharge of Obligations. After the occurrence of and during the continuation of an Event of Default, each Payee (if such Payee is a Note Party) irrevocably authorizes, empowers and appoints the Collateral Agent as such Payee’s attorney-in-fact (which appointment is coupled with an interest and is irrevocable) to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to make and present for and on behalf of such Payee such proofs of claim and take such other action, in the Collateral Agent’s own name or in the name of such Payee or otherwise, as the Collateral Agent may deem necessary or advisable for the enforcement of this Global Intercompany Note. After the occurrence of and during the continuation of an Event of Default, each Payee that is a Note Party also agrees to execute, verify, deliver and file any such proofs of claim in respect of the Payor Indebtedness requested by the Collateral Agent. After the occurrence of and during the continuation of an Event of Default, the Collateral Agent may vote such proofs of claim in any such proceeding (and the applicable Payee shall not be entitled to withdraw such vote), receive and collect any and all dividends or other payments or disbursements made on Payor Indebtedness in whatever form the same may be paid or issued and apply the same in accordance with the Indenture. Upon the occurrence and during the continuation of any Event of Default, should any payment, distribution, security or other investment property or instrument or any proceeds thereof be received by any Payee that is a Note Party upon or with respect to Payor Indebtedness owing to such Payee prior to the Discharge of Obligations, such Payee that is a Note Party shall receive and hold the same on behalf of the Collateral Agent and shall forthwith deliver the same to the Collateral Agent in precisely the form received (except for endorsement or assignment of such Payee where necessary or advisable in the Collateral Agent’s judgment), for application in accordance with the Indenture and, until so delivered, the same shall be segregated from the other assets of such Payee. Upon the occurrence and during the continuation of an Event of Default, if such Payee that is a Note Party fails to make any such endorsement or assignment to the Collateral Agent, the Collateral Agent or any of its officers, employees or representatives are hereby irrevocably authorized to make the same. Each Payee that is a Note Party agrees that until the Discharge of Obligations, such Payee will not (i) assign or transfer, or agree to assign or transfer, to any Person (other than in favor of the Collateral Agent pursuant to the Indenture or otherwise) any claim such Payee has or may have against any Payor, (ii) upon the occurrence and during the continuation of an Event of Default, discount or extend the time for payment of any

Payor Indebtedness, or (iii) otherwise amend, modify, supplement, waive or fail to enforce any provision of this Global Intercompany Note without the consent of the Collateral Agent. The Collateral Agent shall be an express third party beneficiary hereof and shall be entitled to enforce the subordination and other provisions hereof. THIS GLOBAL INTERCOMPANY NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. From time to time after the date hereof, additional Subsidiaries of the Company may (and shall, to the extent required by the terms of the Indenture) become parties hereto by executing a counterpart signature page to this Global Intercompany Note (each additional Subsidiary, an “Additional Payor” or “Additional Payee”, as applicable). Upon delivery of such counterpart signature page, notice of which is hereby waived by the other Payors or Payees, each Additional Payor and Additional Payee shall be a Payor or Payee, as applicable, hereunder and shall be as fully a party hereto as if such Additional Payor or Additional Payee were an original signatory hereof. Each Payor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Payor hereunder. This Global Intercompany Note shall be fully effective as to any Payor or Payee that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Payor or Payee hereunder. This Global Intercompany Note may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page to this Global Intercompany Note by facsimile, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Global Intercompany Note. [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each Payor has caused this Global Intercompany Note to be executed and delivered by its proper and duly authorized officer as of the date set forth above. GOSSAMER BIO, INC. By: Name: Title: GB001, INC. By: Name: Title: GB002, INC. By: Name: Title: GB003, INC. By: Name: Title: GB004, INC. By: Name: Title:

GB007, INC. By: Name: Title: GB008, INC. By: Name: Title: GOSSAMER BIO SERVICES, INC. By: Name: Title: GOSSAMER BIO HOLDINGS LTD. By: Name: Title: GOSSAMER BIO SERVICES LTD. By: Name: Title: GOSSAMER BIO 002 LTD. By: Name: Title:

Schedule A TRANSACTIONS UNDER GLOBAL INTERCOMPANY NOTE1 Date Name of Payor Name of Payee Amount of Advance This Date Amount of Principal Paid This Date Outstanding Principal Balance from Payor to Payee This Date Notation Made By [____] [____] [____] [____] [____] [____] [____] [____] [____] [____] [____] [____] [____] [____] [____] [____] [____] [____] [____] [____] [____] 1 NTD: Company to provide.

[FORM OF] ENDORSEMENT FOR VALUE RECEIVED, each of the undersigned does hereby sell, assign and transfer to ______________________________________ all of its right, title and interest in and to the Global Intercompany Note, dated [___], [___] (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Global Intercompany Note”), made by each Person that is or becomes a party thereto, and payable to the undersigned. This endorsement is intended to be attached to the Global Intercompany Note and, when so attached, shall constitute an endorsement thereof. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Global Intercompany Note. The initial undersigned shall be the Payees party to the Note Documents (as defined in the Indenture) on the date of the Global Intercompany Note. From time to time after the date thereof, additional subsidiaries of the Company may become parties to the Global Intercompany Note (each, an “Additional Payee”) and a signatory to this endorsement by executing a counterpart signature page to the Global Intercompany Note and to this endorsement, respectively. Upon delivery of such counterpart signature pages to the holder of the Global Intercompany Note, notice of which is hereby waived by the other Payees, each Additional Payee shall be as fully a Payee under the Global Intercompany Note and a signatory to this endorsement as if such Additional Payee were an original Payee under the Global Intercompany Note and an original signatory hereof. Each Payee expressly agrees that its obligations arising under the Global Intercompany Note and hereunder shall not be affected or diminished by the addition or release of any other Payee under the Global Intercompany Note or hereunder. This endorsement shall be fully effective as to any Payee that is or becomes a signatory hereto regardless of whether any other Person becomes or fails to become or ceases to be a Payee to the Global Intercompany Note or hereunder. Dated: ___________________ [Remainder of page intentionally left blank]

GOSSAMER BIO, INC. By: Name: Title: GB001, INC. By: Name: Title: GB002, INC. By: Name: Title: GB003, INC. By: Name: Title: GB004, INC. By: Name: Title:

[Signature Page to Allonge] GB007, INC. By: Name: Title: GB008, INC. By: Name: Title: GOSSAMER BIO SERVICES, INC. By: Name: Title: GOSSAMER BIO HOLDINGS LTD. By: Name: Title: GOSSAMER BIO SERVICES LTD. By: Name: Title: GOSSAMER BIO 002 LTD. By: Name: Title: